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                                                                      EXHIBIT 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


                    As independent public accountants, we hereby consent to the use of our report dated January 14, 2000 and incorporated by reference in this Annual Report on Form 10-KSB of PageLab Network, Inc. and to all references to our Firm included in this Annual Report.


                                       /s/ ARTHUR B. CARLSON III, CPA
                                       -----------------------------------------


           Minneapolis, Minnesota
           March 23, 2001